JPMorgan Funds - J.P. Morgan Fleming Mutual Fund Group, Inc.
Rule 10f-3 Transactions
For the period from July 1, 2009 to December 31, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Mid Cap Value Fund
Trade Date 8/5/2009
Issuer Avago Technologies Limited (AVGO) IPO
Cusip Y0486S10
Shares 442,500
Offering Price $15.00
Spread $0.90
Cost $6,637,500
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.50%
Syndicate Members Deutsche Bank Securities, Barclays Capital, Morgan Stanley, Credit Suisse, Goldman Sachs & Co., J.P. Morgan, UBS Investment Bank, ABN AMRO Incorporated, FTN Equity Capital Markets
Fund JPMorgan Mid Cap Value Fund
Trade Date 9/16/2009
Issuer Synovus Financial Corp. (SNV) Secondary
Cusip 87161C10
Shares 2,283,100
Offering Price $4.00
Spread $0.19
Cost $9,132,400
Dealer Executing Trade Suntrust Bank
% of Offering  purchased by firm 1.98%
Syndicate Members J.P. Morgan, Sandler O'Neill & Partners, L.P.,  SunTrust Robinson Humphrey
Fund JPMorgan Mid Cap Value Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 248,800
Offering Price $25.00
Spread $1.28
Cost $6,220,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs & Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citibank Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Mid Cap Value Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 100
Offering Price $25.00
Spread $1.28
Cost $2,500
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs & Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citibank Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Mid Cap Value Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 2,000
Offering Price $21.00
Spread $1.21
Cost $42,000
Dealer Executing Trade Avondale Partners LLC
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Mid Cap Value Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 822,300
Offering Price $21.00
Spread $1.21
Cost $17,268,300
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Mid Cap Value Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 2,500
Offering Price $21.00
Spread $1.21
Cost $52,500
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Mid Cap Value Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 3,700
Offering Price $21.00
Spread $1.21
Cost $77,700
Dealer Executing Trade The Williams Capital Group
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Mid Cap Value Fund
Trade Date 12/4/2009
Issuer Regency Centers Corporation (REG) Secondary
Cusip 75884910
Shares 82,600
Offering Price $30.75
Spread $1.23
Cost $2,539,950
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 5.24%
Syndicate Members J.P. Morgan, Wells Fargo Securities, Comerica Securities, Daiwa Securities America Inc., Mitsubishi UFJ Securities, Mizuho Securities USA Inc., Morgan Keegan & Company, Inc., Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, SunTrust Robinson Humphrey